UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 15, 2026, Genco Shipping & Trading Limited (“Genco”) posted a video infographic on its website www.GencoDrivesSuperiorReturns.com, issued a press release, and posted a communication to its LinkedIn account. Copies of the materials, including the text of the video infographic, can be found below:

Video Infographic Text

Take action and protect your Genco investment

Vote the WHITE proxy card today FOR Genco’s highly qualified directors

Vote WITHHOLD on Diana’s nominees

Reject Diana’s tender offer and don’t tender your shares

Learn more and vote at www.GencoDrivesSuperiorReturns.com

Forward-Looking Statements

This communication contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to the Company’s views and expectations regarding Diana Shipping Inc.’s unsolicited tender offer; any statements relating to the plans, strategies and objectives of management or the Company’s Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this release are the following: (i) the Company’s plans and objectives for future operations; (ii) that any transaction based on Diana’s non-binding indicative proposal or otherwise may not be consummated at all; (iii) the ability of Genco and its shareholders to recognize the anticipated benefits of any such transaction; (iv) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; and (v) other factors listed from time to time in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC (available here). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/, or by contacting Peter Allen as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

 Press Release

Genco Shipping & Trading Limited Urges Shareholders to Vote “FOR” its Highly Qualified Directors at June 18th Annual Meeting

Leading Proxy Advisory Firms — ISS, Glass Lewis and Egan-Jones — All Support Reelection of Genco’s Full Board, Who Continue to Deliver Superior Shareholder Value in a Strengthening Drybulk Market

Diana’s Handpicked Nominees Pose Significant Risks to Shareholders’ Investments

Additional Information and Video on How to Vote the WHITE Proxy Card is Available at www.GencoDrivesSuperiorReturns.com

NEW YORK, June 15, 2026 -- Genco Shipping & Trading Limited (NYSE:GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today issued the following reminder to all Genco shareholders ahead of the Company’s Annual Meeting of Shareholders scheduled for June 18, 2026:

Genco’s Annual Meeting is this week and time is running out.

We urge shareholders to vote the WHITE proxy card TODAY: “FOR” Genco’s highly qualified directors; “WITHHOLD” on Diana Shipping Inc.’s (“Diana”) handpicked nominees; and “FOR” the Genco Board’s recommendations on other proposals.

Leading advisory firms — ISS, Glass Lewis and Egan-Jones — have all supported the reelection of Genco’s strong Board. The proxy advisory firms also recommended shareholders withhold on Diana’s nominees, concluded that change is not warranted at Genco and supported the Board’s position that Diana’s offer is not in the best interests of Genco shareholders. In addition, each firm recommended shareholders vote for the Company’s equity incentive plan, and Glass Lewis and Egan-Jones recommended shareholders vote for Genco’s shareholder rights agreement, which protects the value of Genco’s shares.

A vote on the WHITE proxy card is a vote for:

•
Continuing to benefit from the disciplined execution of Genco’s Comprehensive Value Strategy, which has delivered $7.16 per share in dividends to shareholders and generated outsized shareholder returns of 210%;[1]

•	Realizing the significant upside potential of your investment through increased dividends and enhanced value in 2026 and beyond as the Company operates in a strengthening drybulk market;

1 Represents TSR since the closing price on April 19, 2021 (the last trading day before Genco publicly announced its Comprehensive Value Strategy).

•	Enabling Genco’s highly qualified, experienced and proven Board to continue executing its strategy and delivering superior value for shareholders; and

•	Preventing Diana’s unfit, handpicked nominees from attempting to pursue value-destructive actions similar to what has occurred at Diana and their other companies on Genco shareholders.

We are confident Genco’s current directors are the right group to continue leading Genco forward and delivering meaningful value for shareholders. VOTE TODAY:

1.	“FOR” the reelection of ALL of Genco’s highly qualified nominees
•	Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, Arthur L. Regan and John C. Wobensmith

2.	“FOR” the Board’s recommendations on other proposals
•	Proposals 2, 3, 4 and 5

3.	“WITHHOLD” on Diana’s handpicked nominees
•	Jens Ismar and Paul Cornell

4.	“AGAINST” Diana’s shareholder proposals
•	Proposals 6 and 7

Your vote is important. The deadline to vote is June 17, 2026 at 11:59 PM ET, so vote today online, by phone or by returning your WHITE proxy card before time runs out.

Don’t tender your shares. Diana has launched a $24.80 per share offer that significantly undervalues Genco and its assets, is well below Genco’s net asset value (NAV) and does not include a control premium. The offer is also well below the current mean analyst NAV estimate of $26.66 and the current median estimate of $27.10 in a period of rising asset values across the industry.2 Diana’s offer is not in the best interests of Genco shareholders, and we urge shareholders not to tender their shares into their inadequate offer.

For additional information on how shareholders can protect their investment, visit www.GencoDrivesSuperiorReturns.com.

If you have any questions or require any assistance with voting your shares, please call or email Genco’s proxy solicitor:

2 Calculated based on NAV estimates published by SEB, Clarkson Securities, Fearnley Securities, Deutsche Bank and Pareto.

MacKenzie Partners, Inc.
Toll Free: 800-322-2885
Email: proxy@mackenziepartners.com

Jefferies LLC is acting as financial advisor to Genco and Herbert Smith Freehills Kramer (US) LLP and Sidley Austin LLP are serving as legal counsel to Genco. Morgan Stanley & Co. LLC is acting as special advisor to the Board of Directors.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We transport key cargoes such as iron ore, coal, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Newcastlemax and Capesize vessels (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk), enabling us to carry a wide range of cargoes. Genco’s fleet consists of 43 vessels with an average age of 12.6 years and an aggregate capacity of approximately 4,935,000 dwt.

Forward-Looking Statements

This communication contains statements that may constitute forward-looking statements. These statements include, but are not limited to: statements related to the Company’s views and expectations regarding Diana Shipping Inc.’s unsolicited tender offer; any statements relating to the plans, strategies and objectives of management or the Company’s Board for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this release are the following: (i) the Company’s plans and objectives for future operations; (ii) that any transaction based on Diana’s non-binding indicative proposal or otherwise may not be consummated at all; (iii) the ability of Genco and its shareholders to recognize the anticipated benefits of any such transaction; (iv) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; and (v) other factors listed from time to time in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary. In addition, the forward-looking statements included in this communication represent the Company’s views as of the date of this communication and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this communication.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC (available here). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders. THE COMPANY’S INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the solicitation/recommendation statement on Schedule 14D-9, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/, or by contacting Peter Allen as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR

SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials” section of the Company’s investor relations website at https://investors.gencoshipping.com/.

Investor Contact

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

Media Contact

Leon Berman
IGB Group
(212) 477-8438
lberman@igbir.com

LinkedIn Post

Genco Shipping & Trading Limited

Genco Shareholders: The Annual Meeting is this week, and time is running out to protect your Genco investment and upside potential.

Vote the WHITE proxy card TODAY: “FOR” Genco’s highly qualified directors; “WITHHOLD” on Diana Shipping’s handpicked nominees; and “FOR” the Genco Board’s recommendations on other proposals.

Leading proxy advisory firms — ISS, Glass Lewis and Egan-Jones —all recommended shareholders vote FOR all of Genco’s directors, who continue to deliver superior returns and shareholder value in a strengthening drybulk market.

Your vote is important. The deadline to vote is June 17, 2026 at 11:59 PM ET, so vote today online, by phone or by returning your WHITE proxy card before time runs out.

Voting instructions and legal information can be found here: https://lnkd.in/edntaEVk